                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of National Property Analysts Master Limited Partnership ("NPAMLP") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward B. Lipkin, President of EBL&S, Inc., the Managing General Partner of NPAMLP, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of operations of NPAMLP.

                                National Property Analysts Master Limited
                                Partnership
                                ------------------------------------------------
                                (Registrant)

                                Date: March 27, 2003

                                By: EBL&S, Inc., its managing general partner
                                    --------------------------------------------

                                By: /s/ Edward B. Lipkin
                                    --------------------------------------------
                                    Name: Edward B. Lipkin
                                    Title: President